UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 17, 2025

KINSALE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37848	98-0664337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2035 Maywill Street
Suite 100
Richmond, Virginia 23230
(Address of principal executive offices, including zip code)
(804) 289-1300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KNSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2025, Brian D. Haney, President and Chief Operating Officer of Kinsale Capital Group, Inc. (the “Company”), notified the Company of his intent to retire from the Company, effective March 2, 2026.
On October 23, 2025, the Company announced that the Board of Directors (the “Board”) of the Company elected Mr. Haney to the Board, effective October 23, 2025. The Board increased the size of the Board from nine to ten members in connection with Mr. Haney’s election to the Board.
Mr. Haney will serve until his successor is duly elected and qualified or until his death, resignation or removal, whichever is earliest to occur. Mr. Haney will stand for re-election at the Company’s next annual meeting of stockholders to be held in 2026.
There is no arrangement or understanding between Mr. Haney and any other persons pursuant to which he was selected as a director.
On October 23, 2025, in connection with Mr. Haney’s announced retirement, the Company announced that Michael P. Kehoe, will assume the additional title of President, effective March 2, 2026.
Mr. Kehoe currently serves as Chairman of the Board and Chief Executive Officer of the Company and has served as Chief Executive Officer and President of the Company since 2009. Mr. Kehoe has no family relationships with any other director or officer of the Company and no direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On October 23, 2025, in connection with Mr. Haney’s announced retirement, the Company announced that Stuart P. Winston, Senior Vice President, Chief Underwriting Officer, has been promoted to Executive Vice President, Chief Underwriting Officer.
A copy of the press release announcing Mr. Haney’s retirement and election to the Board as well as Mr. Winston’s promotion is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 23, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kinsale Capital Group, Inc.

Dated: October 23, 2025	By:	/s/ Bryan P. Petrucelli
Bryan P. Petrucelli
Executive Vice President, Chief Financial Officer and Treasurer